Commitments and contingencies	3 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies

10.	Commitments and contingencies

Operating Lease

The Company leases a number of properties under operating leases. Rental expenses under operating leases for the three months ended December 31, 2020 and 2019 were $56,522 and $63,250, respectively. As of December 31, 2020 the Company was not obligated under non-cancellable operating leases minimum rentals.

Legal Proceedings

As of December 31, 2020, Beijing Moxian is under a local court order to repay RMB 2,220,000 (about $323,000) to an unrelated third party, Junsheng Tang (See Note 7 and Note 11(a)). Other than this, the Company is not aware of any material outstanding claim and litigation against it.